Exhibit 99.8

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Current Report on Form 8-K of Xtend AI Robotics, Inc. of our report dated March 31, 2026, which appeared in the JFB Construction Holdings Annual Report on Form 10-K relating to the audits of the consolidated financial statements as of December 31, 2025 and 2024 and for the years then ended.

/s/ M&K CPA’s, PLLC

The Woodlands, TX

September 3, 2026